SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2003
                       -------------------
                  Commission File Number 1-5324
                             ------

                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)

           MASSACHUSETTS                           04-2147929
     ----------------------                     ---------------
(State or other jurisdiction of       (I.R.S. Employer incorporation or
         organization)                      Identification No.)

            174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
       MASSACHUSETTS                                 01090-0010
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(Address of principal executive offices)             (Zip Code)

                         (413) 785-5871
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On December, 16, 2003, Northeast Utilities ("NU") announced that Michael G. Morris, Chairman, President and Chief Executive Officer of NU, has been named president and chief executive officer of American Electric Power, Inc., effective January 1, 2004. NU's Board of Trustees has named Elizabeth T. Kennan, Lead Trustee, as interim Chairman of the Board, and Charles W. Shivery, President - Competitive Group, as interim President, effective in each case January 1, 2004.
An executive search committee will conduct a search for a new chief executive officer. For further information concerning this matter, see
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99     Northeast Utilities News Release dated December 16,
               2003.


                   [SIGNATURE PAGE TO FOLLOW]


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                          (Registrant)


                         By:  /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                              Title: Assistant Treasurer - Finance




Date:  December 16, 2003